Future Minimum Payments Under Non-cancelable Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2025 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2026	¥ 1,307	$ 187
2027	614	88
2028	538	77
2029	522	75
2030	224	32
Thereafter	48	7
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 3,253	$ 466